Impax



Fourth Quarter 2015 Earnings Conference Call

February 22, 2016

Impax Cautionary Statement Regarding Forward Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company's total revenues derived from sales of a limited number of products; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of NUMIENT™ (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on the Company's industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure caused by third party breaches or other events; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company's government contracts; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions and investments; risks related to the Company's acquisitions of or investments in technologies, products or businesses; the restrictions imposed by the Company's credit facility and indenture; the Company's level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Impax

Agenda

- 4Q and Full Year 2015 Highlights
- Update on Four Key Areas of Focus
- 4Q 2015 Financial Results
- 2016 Financial Guidance
- Q&A

Highlights & Update

Fred Wilkinson

President & Chief Executive Officer

Impax

4Q 2015 Financial Highlights

Metric	4Q15	4Q14	Change	FY2015	FY2014	Change
Total Revenues	$282	$131	115%	$860	$596	44%
Adjusted Diluted EPS	$0.62	$0.16	288%	$1.45	$1.32	10%

- 4Q15 compared to 4Q14
  - Higher generic product volumes led by diclofenac sodium gel
    - Sole supplier of diclofenac due to competitor temporarily leaving market
  - Launched 7 generic products in fourth quarter
  - Continued growth of Rytary® and Zomig® Nasal Spray
  - Tower* acquisition enhanced Generic and Specialty portfolio
- Ended 2015 with $340 million of cash and cash equivalents with no outstanding senior secured debt

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

2015 Highlights - Four Strategic Pillars

Focus on Quality and Operations

- Resolved Warning Letter in Hayward
- Passed EMA (MHRA) inspection and GMP license granted in Taiwan
- Successfully transferred and closed central packaging operation in Pennsylvania
- Transferred product distribution to UPS

Maximize Dual Platform

- Achieved 2015 goal of launching 14 products
- Grew sales and segment share of several generic products
- Successfully launched Rytary
- Continued to expand Zomig Nasal Spray sales and segment share

Optimize R&D

- Received 11 generic product approvals
- Received approval of Rytary, NUMIENT™ and Albenza® chewable tablet
- Refocused Specialty Pharma pipeline on next generation/late-stage opportunities
- IPX203 – initiated next generation Rytary phase II clinical study

Business Development Acceleration

- Achieved BD acceleration with completion of acquisition and integration of Tower Holdings*
- Completed three product divestiture transactions worth $60 million
- Executed two R&D partnership agreements
- Improved capital structure by issuing convertible notes and repaid higher interest term loan

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.

Impax

Maximizing Generic Platform

Targeting 12 to 14 Potential Launches in 2016

Potential Launches Targeted in 2016

Current U.S. Brand/Generic market sales of $4.7B

- 6 to 8 Products Pending FDA Approval
- 6 Products Approved Not Yet Launched or Re-introduction

More than 50% of Current ANDA Pipeline has Target Action Dates

Source of sales data: IMS Dec. 2015; Pipeline data as of Feb. 16, 2015

Maximizing Specialty Pharma Platform

Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules

- Growth tracking to long range plan
- Strong product interest results in enhanced physician office access
- Driving awareness and adoption >86% of commercial and Medicare Part D Rx's approved by payers
- 2% share of carbidopa / levodopa segment



Monthly TRx and Share of National CDLD TRx Since Launch
10,000
8,000
6,000
4,000
2,000
0
2.4%
2.1%
1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15
RYTARY TRx
Share

Zomig® Nasal Spray ZOLMITRIPTAN

- FY2015 vs FY2014
  - › Zomig National Triptan share 32% vs. 30%
  - › TRx's up 12% vs Other Nasal Triptans up 4%



Zomig NS TRx
15000
10000
5000
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2014
2015

ALBENZA® (albendazole) tablets

- Steady script trends
- Extending anthelmintic franchise with approval of EMVERM™



Quarterly TRx
20% CAGR 4Q11 to 4Q13
40000
35000
30000
25000
20000
15000
10000
5000
0
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

Source TRx: IMS; Source % of Rx's approved: Symphony

Impax

Maximizing Specialty Pharma Platform

Launching Second Quarter 2016



NOW AVAILABLE FOR PINWORM
MEBENDAZOLE
IS BACK
WITH ITS 95% CURE RATE
THE AAP RED BOOK RECOMMENDS
MEBENDAZOLE AS A DRUG OF CHOICE
FOR TREATING PINWORM
95%
PRESCRIPTION POWER OVER PINWORM
Emverm
(mebendazole)
chewable tablet, USP
100 mg
Impax

- Approval of EMVERM™ (mebendazole) enhances anthelmintic franchise in addition to Albenza
- Pinworm is a highly contagious parasite that infects approximately 40 million people in the United States each year[1]
- Important treatment option for pinworm as it offers a 95% clinical cure rate in a single 100 mg dose[2]
- EMVERM is contraindicated in persons who have shown hypersensitivity to the drug
- Planning to utilize Specialty Pharma sales force reps to promote EMVERM
  - Heavier concentration of activity in areas where pinworm incidence is high

[1] Maguire JH. Intestinal nematodes (roundworms). In: Bennett JE, Dolin R, Blaser MJ, eds. Mandell, Douglas, and Bennett's Principles and Practice of Infectious Diseases. 8th ed. Philadelphia, PA: Churchill Livingstone Elsevier; 2015:3199-3207.e2. and Weller PF, Nutman TB. Intestinal nematodes. In: Fauci AS, Kasper DL, Longo DL, et al, eds. Harrison's Principles of Internal Medicine. 17th ed. New York, NY: McGraw Hill; 2008:1319-1323.

[2] EMVERM Prescribing Information: p2/3/Table

Impax

Maximizing Specialty Pharma Platform

Expanding and Internalizing Sales Force in 2016

# of CNS Sales Reps



Approximately 120
66
77
2014
2015
2016

Promoting	2014	2015	2016
Zomig Nasal Spray (zolmitriptan)	√	√	√
Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules		√	√
Emverm™ (mebendazole) chewable tablet, USP 100 mg			√

- Builds scale to support organic growth
- Provides increased geographic reach and frequency
- Strong interest in Rytary results in enhanced physician office access
- Recruitment initiated in 1Q16 and sales force currently expected to be completed by mid March

CNS = Central Nervous System

Impax

Optimizing Generic R&D

Multiple Product Opportunities to Drive Future Growth

Abbreviated New Drug Applications (ANDAs)	
25 Products Pending at FDA	18 Products Under Development

Current U.S. Brand/Generic Market - $8B
24% Potential/Confirmed FTF or FTM



17
10
7
8
6
2
Internal
External

Current U.S. Brand/Generic Market - $10B
50% Potential FTF or FTM



9
1
6
2
9
7
2
Internal
External

Other SOD
Controlled-Release SOD
Alternative Dosage Form

Source of sales data: IMS Dec 2015; Pipeline data as of Feb 16, 2016
FTF = First-to-File; FTM = First-to-Market; SOD = Solid Oral Dosage Form

Accelerating Business Development

Targeting Strategic Value Creating Opportunities

Financial Resources and Flexibility to Support Growth

- Strong balance sheet as of December 31, 2015
  - Cash position of $340 million
  - No senior secured debt outstanding
  - Leverage less than 1.2x net debt to 2015 adjusted EBITDA

Generic

- Companies offering complex solid oral dosage forms with more sustainable margins
- Alternative dosage form products beyond existing capabilities
- Product divestitures from industry consolidation

Specialty Pharma

- Commercialized, Phase III or Phase III ready assets
- CNS: focused on movement disorders to utilize infrastructure
- Continue to evaluate other specialty areas

Growing and Investing in Our Future in 2016

- Double digit revenue growth
- Double digit EPS growth
- Investing to support current and long-term growth
  - Increasing investment in R&D
  - Increasing investment in Specialty Pharma sales force
- Continuing to invest in global quality and compliance systems, while initiating programs on cost efficiencies

The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Financial Review

Bryan Reasons

Senior Vice President & Chief Financial Officer

4Q 2015 Financial Summary

$ millions, except per share amounts	4Q 2015	3Q 2015	Change	4Q 2014	Change
Total Revenues	$282.1	$221.1	27.6%	$131.2	115.0%
Adjusted Gross Margin	49.0%	50.3%	(1.3)ppts	51.4%	(2.4)ppts
Adjusted R&D Expense	$19.4	$17.9	8.4%	$15.4	26.0%
Adjusted SG&A Expense	$53.0	$42.5	24.7%	$35.7	48.5%
Adjusted EBITDA	$78.4	$65.8	19.1%	$27.4	186.1%
Adjusted Earnings Per Diluted Share	$0.62	$0.40	55.0%	$0.16	287.5%
Adjusted Tax Rate	28.1%	37.9%	(9.8)ppts	32.2%	(4.1)pts

4Q 2015 compared to 4Q 2014

- Increased revenues primarily driven by diclofenac sodium gel, inclusion of sales from Tower* acquisition, Rytary and Zomig Nasal Spray
- Adjusted gross margin declined due to product mix; higher sales of lower margin generic products partially offset by higher sales of high margin Specialty Pharma products
- Higher adjusted R&D expense primarily due to addition of projects from the Tower* acquisition
- Higher adjusted SG&A expense primarily due to inclusion of expenses from the Tower* acquisition, higher generic accounts receivable reserves, and advertising and promotion expense to support Rytary launch
- Lower adjusted tax rate primarily due to benefits of Federal R&D tax credit and manufacturing deduction

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

4Q 2015 Generic Division Performance

$ millions, except per share amounts	4Q 2015	3Q 2015	Change	4Q 2014	Change
Total Revenues	$226.8	$180.7	25.5%	$117.9	92.4%
Adjusted Gross Margin	40.5%	42.8%	(2.3)ppts	49.8%	(9.3)ppts
Adjusted Operating Income	$64.8	$58.3	11.1%	$47.0	37.9%

4Q 2015 compared to 4Q 2014

- Significant revenue growth primarily driven by diclofenac sodium gel sales and inclusion of sales from Tower* acquisition
- Adjusted gross margin declined primarily due to higher sales of lower margin products including diclofenac sodium gel (which is subject to profit share with our third party partner) and the addition of products from the Tower* acquisition
- Strong revenue growth drove improvement in adjusted operating income, partially offset by lower gross margin due to product mix and higher R&D and SG&A expenses

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

4Q 2015 Specialty Pharma Division Performance

$ millions, except per share amounts	4Q 2015	3Q 2015	Change	4Q 2014	Change
Total Revenues	$55.2	$40.4	36.6%	$13.3	315.0%
Adjusted Gross Margin	83.6%	83.7%	(0.1)ppts	65.5%	18.1ppts
Adjusted Operating Income	$26.7	$17.5	52.6%	($10.1)	--

4Q 2015 compared to 4Q 2014

- Significant revenue growth driven by the launch of Rytary, addition of sales from the Tower* acquisition and continued growth of Zomig Nasal Spray
- Adjusted gross margin increased due to new product sales
- Revenue growth and the addition of the Tower acquisition drove profitability compared to a loss in the fourth quarter 2014

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

2016 Financial Guidance

The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth above under our "Safe Harbor" statement.

Impax

2016 Revenue Guidance



Total Company Revenue
$ millions
At Least
~15% Growth*
$582
$512
$596
$860
2012
2013
2014
2015
2016E

- Targeting 12 to 14 generic product launches
  - 6 products approved/re-launched
    - Includes authorized generic Oxycontin®
  - 6 to 8 potential approvals among 25 pending ANDAs
    - More than 50% of pending ANDAs have Target Action Dates
- Guidance excludes higher-value pending ANDAs such as potential first-to-market generics Renvela® and Welchol®

* Includes a full year of Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") which Impax acquired on March 9, 2015. The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

2016 Key Product Assumptions

Full Year 2016 Assumptions Compared to Full Year 2015

- Generic diclofenac 3% gel (Solaraze®)
  - Generic competition expected first half 2016; Brand reestablishes itself second half 2016
- Generic Adderall XR®
  - Transition existing authorized generic supply to Impax ANDA product
- Generic Epinephrine Auto-Injector
  - Building supply position - goal to capture 1% segment share per quarter in 2016
- Generic Oxymorphone
  - Assuming current market conditions
- Generic base business
  - Modest negative revenue impact from competition
- Rytary
  - Expanded sales force continues to build segment share
  - Continuing to target peak sales of $275 million to $350 million in 2019
- Zomig Nasal Spray
  - Modest revenue growth
- EMVERM
  - Launch in second quarter with promotional and sales force efforts

The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

2016 Gross Margin Guidance


Adjusted Gross Margin
62%
54%
59%
49%
Approximately 50%*
2012
2013
2014
2015
2016E

- Includes:
  - Targeting 12 to 14 generic product launches
  - Significant revenue contribution from generic partnered products
  - Impact of growth from brand products
- Excludes:
  - Higher-value pending ANDAs such as potential first-to-market generics Renvela and Welchol
- Continued investment in global quality and compliance systems
- Initiated programs on cost efficiencies to drive future margin expansion impacting 2017
  - Improve conversion costs across global manufacturing network

Items Impacting Annual Gross Margin

2012 – Includes sales of Zomig tablet and orally disintegrating tablet (ZMT) and Zomig Nasal Spray acquired from AstraZeneca in Feb. 2012.

2013 – Lower sales of authorized generic Adderall XR® and generic fenofibrate as a result of additional competition, and loss of exclusivity of Zomig tablet and ZMT products.

2014 – Includes sales of the limited supply of high-margin authorized generic Renvela

2015 – Product mix

* Includes a full year of Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") which Impax acquired on March 9, 2015. The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

2016 R&D Expense Guidance



Adjusted R&D and Patent Litigation Expense
15%
16%
14%
9%
Approximately 10%*
2012
2013
2014
2015
2016E

Adjusted R&D and Patent Litigation Expense $ millions				
$90	$83	$81	$74	$100 - $105

- R&D expense of approximately $100 to $105 million
- Investing in Generic R&D
  - 25 pending ANDAs and 18 projects under development
  - Hayward R&D team re-focusing on product development versus remediation
  - Increased R&D spend at Hayward, CA and Middlesex, NJ facilities
- Investing in Specialty Pharma R&D
  - IPX203 Phase II trial

* Includes a full year of Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") which Impax acquired on March 9, 2015. The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

2016 SG&A Expense Guidance

Adjusted SG&A Expense


18%
22%
21%
20%
Approximately
20% - 21%*
2012
2013
2014
2015
2016E

Adjusted SG&A Expense $ millions				
$107	$115	$128	$180	$200 - $210

- SG&A expense of approximately $200 to $210 million
- Investing to support organic Specialty Pharma growth
  - From 77 reps to approximately 120
  - Primary benefit is increased frequency on target audience
  - Three products in rep bag; Rytary, Zomig Nasal Spray and EMVERM

* Includes a full year of Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") which Impax acquired on March 9, 2015. The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

2016 Financial Guidance Summary

Metric	Fiscal 2016 Guidance
Revenue	Increase at least 15% over full year 2015 total revenue
Adjusted gross margin	Approximately 50%
R&D and patent litigation expense	Approximately $100 to $105 million (Approximately 10% of total revenue)
SG&A expense	Approximately $200 to $210 million (Approximately 20% to 21% of total revenue)
Adjusted interest expense	Approximately $12 million
GAAP tax rate	Approximately 34% to 36%
Capital expenditures	Approximately $40 million
Adjusted diluted EPS	Increase at least 10% over full year 2015 EPS

The Company's full year 2016 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our "Safe Harbor" statement above.

Impax

Q&A

Appendix

Pending ANDA Pipeline

25 Pending ANDAs at FDA Disclosed Pending ANDAs Include*:
Sevelamer Carbonate IR tablet (Renvela®)
Colesevelam IR tablet (Welchol®)
Fenofibric Acid DR capsule (Trilipix®)
Ezetimibe Simvastatin IR tablet (Vytorin®) - TA
Oxycodone ER tablet (new formulation) (Oxycontin®)
Dutasteride/Tamsulosin IR capsule (Jalyn®)
Fentanyl Buccal IR tablet (Fentora®)
Oxymorphone ER tablet (new formulation) (Opana ER®)
Risedronate Sodium DR tablet (Atelvia®)
Methylphenidate HCl ER capsule (Metadate CD®)

Pipeline data as of Feb. 16, 2015; *List is in order of filing date – earliest to latest; TA = tentative approval

Impax

GAAP to Adjusted Net Income Reconciliation

The following table reconciles reported net income (loss) to adjusted net income.
(Unaudited, amounts in thousands, except per share and per share data)

	Three months ended			Year Ended	
	Dec. 31,	Sept. 31,	Dec. 31,	December 31,	
	2015	2015	2014	2015	2014
Net income	$ 11,427	$ 35,755	$ 120	$ 38,997	$ 57,353
Adjusted to add (deduct):					
Amortization	12,970	10,307	3,595	40,186	11,082
Business development expenses	2,363	3,682	3,881	17,334	9,068
Hayward facility remediation costs	1,973	3,546	3,013	11,364	23,686
Employee severance	2,947	-	4,143	8,001	5,003
Intangible asset impairment charges	13,664	-	-	13,664	2,876
Payments for licensing agreements	-	750	-	750	2,000
Fair value of inventory step-up	(9)	1,104	-	6,458	-
Ticking Fees	-	-	-	2,317	-
Non-cash interest expense	5,204	5,097	-	11,230	-
Loss on extinguishment of debt	-	-	-	16,903	-
Accelerated depreciation and lease expense	-	2,767	-	2,767	-
Gain on sale of asset	-	(45,574)	-	(45,574)	-
Net change in fair value of derivatives	9,000	4,000	-	13,000	-
Loss on fixed asset abandonment	520	-	-	520	-
Income tax effect	(15,540)	7,772	(3,719)	(33,399)	(17,863)
Adjusted net income	$ 44,519	$ 29,206	$ 11,033	$ 104,518	$ 93,205
Adjusted net income per diluted share	$ 0.62	$ 0.40	$ 0.16	$ 1.45	$ 1.32
Net income per diluted share	$ 0.16	$ 0.49	$ 0.00	$ 0.54	$ 0.81
Diluted weighted-average common shares outstanding	72,042	72,778	70,988	72,027	70,530

Impax

GAAP to Adjusted Results Reconciliation

The following table reconciles total Company reported cost of revenues, research and development expenses, and selling, general and administrative expenses to adjusted cost of revenues, adjusted gross profit, adjusted gross margin, adjusted research and development expenses, and adjusted selling, general and administrative expenses.
(Unaudited, amounts in thousands)

	Three months ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Cost of revenues	$ 167,322	$ 127,550	$ 70,390
Adjusted to deduct:			
Amortization	12,970	10,307	3,595
Hayward facility remediation costs	1,973	3,546	3,013
Employee severance	1,136	-	11
Intangible asset impairment charge	7,303	-	-
Accelerated depreciation and lease expense	-	2,608	-
Fair value of inventory step-up	(9)	1,104	-
Adjusted cost of revenues	$ 143,949	$ 109,985	$ 63,771
Adjusted gross profit [(a)]	$ 138,143	$ 111,114	$ 67,440
Adjusted gross margin [(a)]	49.0%	50.3%	51.4%
Research and development expenses	$ 26,394	$ 18,631	$ 16,887
Adjusted to deduct:			
Payments for licensing agreements	-	750	-
Intangible asset impairment charge	6,361	-	-
Employee severance	645	-	1,471
Adjusted research and development expenses	$ 19,388	$ 17,881	$ 15,416
Selling, general and administrative expenses	$ 56,511	$ 46,307	$ 42,208
Adjusted to deduct:			
Business development expenses	2,363	3,682	3,881
Employee severance	1,165	-	2,661
Accelerated lease expense	-	159	-
Adjusted selling, general and administrative expense	$ 52,983	$ 42,466	$ 35,666

Impax

GAAP to Adjusted EBITDA Reconciliation

The following table reconciles reported net income (loss) to adjusted EBITDA.
(Unaudited, amounts in thousands)

	Three months ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Net income	$ 11,427	$ 35,755	$ 120
Adjusted to add (deduct):			
Interest income	(217)	(247)	(350)
Interest expense	8,158	8,182	46
Depreciation and other	7,003	7,642	5,879
Income taxes	1,862	25,577	1,530
EBITDA	28,233	76,909	7,225
Adjusted to add (deduct):			
Amortization	12,970	10,307	3,595
Business development expenses	2,363	3,682	3,881
Hayward facility remediation costs	1,973	3,546	3,013
Employee severance	2,947	-	4,143
Intangible asset impairment charges	13,664	-	-
Payments for licensing agreements	-	750	-
Fair value of inventory step-up	(9)	1,104	-
Loss on extinguishment of debt	-	-	-
Accelerated depreciation and lease expense	-	2,767	-
Net change in fair value of derivatives	9,000	4,000	-
Gain on sale of asset	-	(45,574)	-
Loss on fixed asset abandonment	520	-	-
Share-based compensation	6,762	8,292	5,574
Adjusted EBITDA	$ 78,423	$ 65,783	$ 27,431

Impax

Generic Division GAAP to Adjusted Reconciliation

The following tables reconcile the Impax Generics Division reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income.
(Unaudited, amounts in thousands)

	Three Months Ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Revenues:			
Impax Generics Product sales, net	$ 224,156	$ 178,456	$ 114,859
Rx Partner	2,532	1,957	1,028
Other revenues	158	253	2,028
Total revenues	226,846	180,666	117,915
Cost of revenues	150,449	112,716	65,077
Gross profit	76,397	67,950	52,838
Operating expenses:			
Research and development	20,738	14,346	8,752
Patent litigation expense	435	397	327
Selling, general and administrative	12,968	5,103	5,322
Total operating expenses	34,141	19,846	14,401
Income from operations	$ 42,256	$ 48,104	$ 38,437

Reported to Adjusted Results

	Three months ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Cost of revenues	$ 150,449	$ 112,716	$ 65,077
Adjusted to deduct:			
Amortization	5,155	3,083	2,865
Hayward facility remediation costs	1,973	3,546	3,013
Employee severance	1,136	-	11
Intangible asset impairment charge	7,303	-	-
Fair value of inventory step-up	(9)	92	-
Accelerated depreciation and lease exp	-	2,608	-
Adjusted cost of revenues	$ 134,891	$ 103,387	$ 59,188
Adjusted gross profit [(a)]	$ 91,955	$ 77,279	$ 58,727
Adjusted gross margin [(a)]	40.5%	42.8%	49.8%
GAAP Income from operations	$ 42,256	$ 48,104	$ 38,437
Adjusted to add (deduct):			
Amortization	5,155	3,083	2,865
Hayward facility remediation costs	1,973	3,546	3,013
Employee severance	1,781	-	2,677
Intangible asset impairment charge	13,664	-	-
Fair value of inventory step-up	(9)	92	-
Accelerated depreciation and lease exp	-	2,767	-
Payments for licensing agreements	-	750	-
Adjusted Income from operations	$ 64,820	$ 58,342	$ 46,992

[(a)] Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.

Impax

Specialty Pharma Division GAAP to Adjusted Reconciliation

The following tables reconcile the Impax Specialty Pharma Divisions reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income.
(Unaudited, amounts in thousands)

	Three Months Ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Revenues:			
Impax Specialty Pharma Product	$ 51,617	$ 40,206	$ 13,069
Other revenues	3,629	227	227
Total revenues	55,246	40,433	13,296
Cost of revenues	16,873	14,834	5,313
Gross profit	38,373	25,599	7,983
Operating expenses:			
Research and development	5,656	4,285	8,135
Patent litigation expense	626	655	245
Selling, general and administrative	13,241	11,418	11,558
Total operating expenses	19,523	16,358	19,938
Income (loss) from operations	$ 18,850	$ 9,241	$ (11,955)
Gross margin	69.5%	63.3%	60.0%
Adjusted gross profit [(a)]	$ 46,189	$ 33,835	$ 8,713
Adjusted gross margin [(a)]	83.6%	83.7%	65.5%

Reported to Adjusted Results

	Three months ended		
	Dec. 31, 2015	Sept. 31, 2015	Dec. 31, 2014
Cost of revenues	$ 16,873	$ 14,834	$ 5,313
Adjusted to deduct:			
Amortization	7,816	7,224	730
Fair value of inventory step-up	-	1,012	-
Adjusted cost of revenues	$ 9,057	$ 6,598	$ 4,583
Adjusted gross profit [(a)]	$ 46,189	$ 33,835	$ 8,713
Adjusted gross margin [(a)]	83.6%	83.7%	65.5%
GAAP Income (loss) from operations	$ 18,850	$ 9,241	$(11,955)
Adjusted to add:			
Amortization	7,816	7,224	730
Fair value of inventory step-up	-	1,012	-
Employee severance	-	-	1,175
Payment for licensing agreements	-	-	-
Adjusted Income (loss) from operations	$ 26,666	$ 17,477	$(10,050)

[(a)] Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.